EXHIBIT 10.1

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of June 30, 2005, by and among KILROY REALTY, L.P., a Delaware limited partnership (the “Borrower”), KILROY REALTY CORPORATION, as Guarantor (the “Guarantor”), the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A. (successor to JPMorgan Chase Bank), as Administrative Agent, BANK OF AMERICA, N.A., COMMERZBANK AG and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agents, J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, and EUROHYPO AG, NEW YORK BRANCH., as Documentation Agent.

W I T N E S S E T H:

WHEREAS, the Borrower and the Banks have entered into the Fourth Amended and Restated Revolving Credit Agreement, as of October 22, 2004 (the “Credit Agreement”); and

WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. FMV Cap Rate. The definition of “FMV Cap Rate” is hereby deleted and the following substituted therefor: “‘FMV Cap Rate’ means 8.75% with respect to those Real Property Assets that are office properties, and 8.25% with respect to those Real Property Assets that are industrial properties.”

3. Financial Covenants.

(a) Section 5.8(a) is hereby amended by deleting the phrase “, up to maximum aggregate amount of $15,000,000 during the twelve (12) month period immediately preceding the date of determination”.

(b) Section 5.8(d) is hereby amended by adding the following at the end of the Section: “In calculating Total Asset Value for purposes hereof only, there shall be excluded from Annual EBITDA for such period compensation expense of the General Partner, if any, related to its special long-term compensation program for its executive officers, as described in its Form 10-Q filed with the Securities and Exchange Commission.”

(c) Section 5.8(h) is hereby amended by adding the following at the end of the Section: “In calculating Total Asset Value for purposes of Consolidated Tangible Net Worth only, there shall be excluded from Annual EBITDA for such period compensation expense of the General Partner, if any, related to its special long-term compensation program for its executive officers, as described in its Form 10-Q filed with the Securities and Exchange Commission.”

4. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the “Effective Date”).

5. Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties which expressly speak as of a different date), are true and complete in all material respects.

6. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

9. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

10. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

BORROWER:	KILROY REALTY, L.P., a Delaware limited partnership

	By:	Kilroy Realty Corporation, a Maryland corporation, its general partner

	By:	/s/ Tyler H. Rose
	Name:	Tyler H. Rose
	Title:	Senior Vice President and Treasurer

	By:	/s/ Timothy M. Schoen
	Name:	Timothy M. Schoen
	Title:	Vice President – Corporate Finance

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Bank

By:	/s/ Susan M. Tate
Name:	Susan Tate
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ James Johnson
Name:	James P. Johnson
Title:	Senior Vice President

COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Ralph C. Marra, Jr.
Name:	Ralph C. Marra, Jr.
Title:	Vice President

By:	/s/ Kerstin Micke
Name:	Kerstin Micke
Title:	Assistant Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Casey Foulke
Name:	Casey Foulke
Title:	Vice President

EUROHYPO AG, NEW YORK BRANCH

By:	/s/ John Lippmann
Name:	John Lippmann
Title:	Vice President

By:	/s/ Nicholas Manolas
Name:	Nicholas Manolas
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Paul Jamiolkowski
Name:	Paul Jamiolkowski
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Michael P. Szuba
Name:	Michael P. Szuba
Title:	Assistant Vice President

UNION BANK OF CALIFORNIA

By:	/s/ Kandice K. Parsons
Name:	Kandice K. Parsons
Title:	Vice President

U.S. BANK

By:	/s/ Perry Skoll
Name:	Perry Skoll
Title:	Vice President

BANK OF THE WEST

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By:	/s/ Wen-Che Chen
Name:	Wen-Che Chen
Title:	Vice President and General Manager

KBC BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

MELLON BANK, N.A.

By:	/s/ Michael P. Gage
Name:	Michael P. Gage
Title:	First Vice President

COMERICA BANK

By:	/s/ Charles L. Weddell
Name:	Charles L. Weddell
Title:	Vice President